Exhibit 10.1

                                                 PROMISSORY NOTE

US $59,770.39                                                                                     May 31, 2012

TO:     Santo Mining Corporation

            Attn: Ms. Rosa Ruiz

                        FOR VALUE RECEIVED, GEXPLO, SRL (“Borrower”) promises to pay to the order of Santo Mining Corporation (the “Lender”) the principal sum of $59,770.39 in lawful currency of the United States (the “Principal Sum”).  The Principal Sum advanced is outlined in Appendix A: List of Payments made to Alain French and Gexplo, SRL.

It is understood and agreed that Borrower shall pay to the Lender all of the Principal Sum evidenced by this Promissory Note on or before December 31, 2012 (the “Maturity Date”).

On or before the Maturity Date, the Borrower shall repay the Principal Sum or such amount as remains outstanding at such time.

The undersigned shall have the privilege of prepaying in whole or in part the Principal Sum.

In the event that the Lender acquires one (1) distinct property, called Alexia from the Borrower, this Promissory Note shall be extinguished and forgiven by the Lender.

Presentment, protest, notice of protest and notice of dishonor are hereby waived.

This Promissory Note will be governed by and construed in accordance with the laws of the state of Nevada applicable to contracts made and to be performed therein.

Accepted by:   /s/ ALAIN FRENCH

                        Alain French of Gexplo, SRL

Appendix A: List of Payments made to Alain French and Gexplo, SRL

1)      03/08/12:         Alain French               $7,500

2)      03/08/12:         Virgilio                        $2,500

3)      03/14/12:         Alain French               $5,100

4)      03/29/12:         Agente De Cambio     $4,038

5)      03/29/12:         Virgilio                        $5,180

6)      04/13/12:         Agente De Cambio     $4,038

7)      04/16/12:         Agente De Cambio     $1,692

8)      04/27/12:         Agente De Cambio     $3,660

9)      04/27/12          Virgilio                        $8,829.47

10)  05/17/12          Agente De Cambio     $5,756.92

11)  05/31/12          Salvador Brouwer       $5,000

12)  05/31/12          Agente De Cambio     $6,476

Total:                           $59,770.39